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                                                                    EXHIBIT 23.8

                                    CONSENT

    I hereby consent to being named as a person chosen to become a director of First Empire State Corporation in the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on February 9, 1998.

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
                                                /s/ RUSSELL A. KING
                                     -----------------------------------------
                                                  Russell A. King
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